                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      -------------------------------------
                                    FORM 8-K
                      -------------------------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    September 1, 1998
                                                    --------------------


                                LEAR CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                      1-11311                13-3386776
--------------------------------  -----------------------  ---------------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


        21557 Telegraph Road
        Southfield, Michigan                                  48086-5008
---------------------------------------------------------  ---------------------
(Address of principal executive offices)                      (zip code)


                                 (248) 447-1500
            ---------------------------------------------------------
                          (Telephone number, including
                        area code, of agent for service)


                                    No Change
            --------------------------------------------------------
                         (Former name or former address,
                          if changes since last report)

ITEM 5. OTHER EVENTS.

        On September 1, 1998, Lear Corporation acquired the Delphi Automotive Systems' seating ("Delphi Seating") business for approximately $250 million. Delphi Seating has 6,200 employees operating from 16 locations in 10 countries, and provides approximately 19% of General Motors' seat systems. Sales in 1997 were approximately $1.4 billion.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     A. Financial Statements
        Not Applicable.

     B. Exhibits
        None

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LEAR CORPORATION

                                                /s/ Donald J. Stebbins
                                                -------------------------------
                                                Donald J. Stebbins
                                                Senior Vice President and
                                                Chief Financial Officer

September 2, 1998